                       SUPPLEMENT DATED DECEMBER 1, 2005
                                       TO
             STATEMENTS OF ADDITIONAL INFORMATION DATED MAY 2, 2005

This Supplement is intended for distribution with statements of additional information dated May 2, 2005 for certain variable annuity contracts issued by John Hancock Life Insurance Company (U.S.A.), or John Hancock Life Insurance Company of New York. The statements of additional information involved bear the title "Statement of Additional Information, John Hancock Life Insurance Company (U.S.A.) Separate Account H" and "Statement of Additional Information, John Hancock Life Insurance Company of New York Separate Account A". We refer to these statements of additional information as the "Product SAIs."

WE REVISE AND RESTATE THE DISCLOSURE IN THE PRINCIPAL UNDERWRITER SECTION OF THE PRODUCT SAI'S IN CONNECTION WITH SPECIAL COMPENSATION OR REIMBURSEMENT
ARRANGEMENTS:

PRINCIPAL UNDERWRITER
John Hancock Distributors, LLC, ("JH DISTRIBUTORS") (formerly, Manulife Financial Securities LLC), an indirect wholly owned subsidiary of MFC, serves as principal underwriter of the contracts. Contracts are offered on a continuous basis. The aggregate dollar amount of underwriting commissions paid to JH Distributors in 2004, 2003, 2002 were $403,619,081, $293,120,491 and
$275,138,774, respectively. JH Distributors did not retain any of these amounts during such periods.

SPECIAL COMPENSATION AND REIMBURSEMENT ARRANGEMENTS
JH Distributors pays compensation to broker-dealers for the promotion and sale of the policies. The compensation JH Distributors may pay to broker-dealers may vary depending on the selling agreement, but compensation (inclusive of wholesaler overrides and expense allowances) paid to broker-dealers for sale of the contracts (not including riders) is not expected to exceed the standard compensation amounts referenced in the product prospectuses. The amount and timing of this compensation may differ among broker-dealers, but would not be expected to materially exceed the foregoing schedules on a present value basis.

The registered representative through whom your contract is sold will be compensated pursuant to the registered representative's own arrangement with his or her broker-dealer. Compensation to broker-dealers for the promotion and sale of the contracts is not paid directly by contract owner but will be recouped through the fees and charges imposed under the contract.

Additional compensation and revenue sharing arrangements may be offered to certain broker-dealer firms. The terms of such arrangements may differ among broker-dealer firms we select based on various factors. In general, the arrangements involve three types of payments or any combination thereof:

- Fixed dollar payments: The amount of these payments varies widely. JH Distributors may, for example, make one or more payments in connection with a firm's conferences, seminars or training programs, seminars for the public, advertising and sales campaigns regarding the contracts, to assist a firm in connection with its systems, operations and marketing expenses, or for other activities of a selling firm or wholesaler. JH Distributors may make these payments upon the initiation of a relationship with a firm, and at any time thereafter.

- Payments based upon sales: These payments are based upon a percentage of the total amount of money received, or anticipated to be received, for sales through a firm of some or all of the insurance products that we and/or our affiliates offer. JH Distributors makes these payments on a periodic basis.

- Payments based upon "assets under management." These payments are based upon a percentage of the policy value of some or all of our (and/or our affiliates') insurance products that were sold through the firm. JH Distributors makes these payments on a periodic basis.

Signator Investors, Inc. and Essex National Securities, Inc. may pay their respective registered representatives additional cash incentives in the form of bonus payments, expense payments, employment benefits or the waiver of overhead costs or expenses in connection with the sale of the contracts that they would not receive in connection with the sale of contracts issued by unaffiliated companies. Certain unaffiliated financial institutions such as banks may also receive compensation in connection with the sale of our contracts sold by registered representatives of Essex National Securities, Inc. on bank premises.

Venture/Wealthmark                  333-70728, 333-70730
Venture III/ Wealthmark ML3         333-70850
NYVenture/ NYWealthmark             33-79112, 33-46217
NYVenture III/ NYWealthmark ML3     333-83558
Vision                              333-71074
NYVision                            333-61283
Strategy                            333-70864
Vantage                             333-71072

                                       2